CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 10.18

AMENDMENT NO. 22 TO MASTER SERVICES AGREEMENT

This Amendment No. 22 (“Amendment”) is dated and effective on October 28, 2024 (“Amendment Effective Date”) by and between Block, Inc., a Delaware corporation, whose principal address is 1955 Broadway, Suite 600. Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

1.SMS Step-Up Verification Services. Marqeta will provide the following additional Services for Client’s Square Card Programs, and Subsection (ii) of Section (b) entitled, “Additional Square Card Program Fees,” of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees,” which was added to the Agreement in Section 6 of the Tenth Amendment to the Agreement, dated November 23, 2020 (“Amendment No. 10”), and Subsection (vi) of Section (c), entitled “[***] Prepaid Card Program Fees,” of the Section of Schedule D to the Agreement entitled, “[***] Prepaid Card Program Fees,” which was added to the Agreement in Section 5 of Amendment No. 11 to the Agreement, dated November 23, 2020 (“Amendment No.11”), are each deleted in their entirety and replaced with the following, and the following is also added as a new subsection of Schedule C, entitled “[***] Program Fees,” to the [***] Addendum to the Agreement, dated March 1, 2023 (“[***] Addendum”):

SMS Step-Up Verification Service Fees. The table below sets forth the SMS Step-Up Verification Fee to be charged for the Square Card Programs.

Item	Unit	Fee
SMS Step-Up Verification Service	[***]	[***]

2.SMS Step Up Verification Service Terms. For the Services being added to the Agreement in Section 1 of this Amendment above, the following terms and conditions apply:

●Client has obtained, and will obtain, any and all consents from its Cardholders required by Applicable Law and Card Brand Rules to receive SMS text messages relating to the Card Program for any and all Cardholders that opt to receive the SMS text messages through the Service provided by Marqeta.

●Client has notified and disclosed to its Cardholders, who opt in to receive the SMS text messages that text messaging and data fees and costs may apply to the SMS text messages that Cardholders receive.

●Client is responsible for making any and all changes to program materials, flows, and end user disclosures related to the SMS text messages that Cardholders receive through the Service provided by Marqeta necessary to comply with Applicable Law, Card Brand Rules, and Issuing Bank requirements.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
3.Effectiveness of Pricing Changes. Any changes to pricing or fees in the Agreement, reflected in this Amendment, will be effective on the first day of the calendar month following the Amendment Effective Date.

4.[***] and [***] Limited Approval and Execution.
4.1.[***], by signing this Amendment, hereby agrees to the terms of this Amendment, specifically with respect to the amendments reflected in this Amendment to the terms of Amendment No. 11 and the [***] Addendum to the Agreement, dated May 20, 2021 (“[***] Addendum”), each as amended.
4.2.[***], by signing this Amendment, hereby agrees to the terms of this Amendment, specifically with respect to the amendments reflected in this Amendment to the terms of Amendment No. 14 to the Agreement, dated March 1, 2023 (“Amendment No. 14”) and the [***] Addendum, each as amended.

5.Limited Addendum. This Amendment and the Agreement set forth the Parties’ entire agreement with respect to the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement as if fully set forth in this Amendment, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment. Except as modified or supplemented by this Amendment, all the provisions of the Agreement, specifically including, but not limited to, Section 14 of the Agreement, as amended by Amendment No. 14 (which specifies that Block, Inc., [***] and [***] are each separately liable, and shall not be jointly, severally or liable in any other manner with respect to the Agreement, or any amendment or addendum under the Agreement), and the Responsibility Matrices previously agreed to by the Parties, for [***] under Schedule C of the [***] Addendum, and for [***] under Schedule C-2 of the [***] Addendum, remain in full force and effect.

6.Counterparts. This Amendment may be executed by the Parties electronically and in counterparts.
This Amendment has been signed by the Parties or their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc.	Block, Inc.
By: /s/ Todd Pollak	By: /s/ [***]
Print: Todd Pollak	Print: [***]
Title: Chief Revenue Officer	Title: Partner Operations Manager, Issuing
Date: October 25, 2024	Date: October 28, 2024

[***]	[***]
By: /s/ [***]	By: /s/ [***]
Print: [***]	Print: [***]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Title: [***]	Title: [***]
Date: October 30, 2024	Date: October 29, 2024